Exhibit 33.7



                              JPMorganChase [LOGO]

   Management's Report on Assessment of Compliance with Applicable Servicing
                                    Criteria

      J.P. Morgan Trust Company, National Association (the "Asserting Party") is responsible for assessing compliance as of September 30, 2006 and for the period from January 1, 2006 through September 30, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122 (d) of the Code of Federal Regulations (the "CFR"), to the extent required by the related transaction agreements excluding the criteria set forth in 17 CFR 229.1122(d)
(1)(i)-(iv), (2)(i)-(vii), (3)(i)-(iv), and (4)(iii)-(xv), which the Asserting
Party has concluded are not applicable to the activities it performs with respect to the asset-backed securitization transactions covered by this report (such criteria, after giving effect to the exclusions identified above, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by residential mortgages and home equity loans, for which transactions the Asserting Party acts as Custodian, that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, where the related asset-backed securities were issued during the Reporting Period (the "Platform"), as listed in Appendix A.

      The Asserting Party has (i) used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of September 30, 2006 and for the Reporting Period with respect to the Platform, taken as a whole

      PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform, on our assessment of compliance with the Applicable Servicing Criteria as of September 30, 2006 and for the Reporting Period as set forth in this report.



J.P. Morgan Trust Company, National Association, as Custodian


/s/ Kelly A. Mathieson
-------------------------------------
Kelly A. Mathieson, Managing Director

Date: March 1, 2007

                                   Appendix A

                      Centex Home Equity Loan Trust 2006-A
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              CS Mortgage Pass-Through Series Trust 2006-CF1 Trust
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                              GSAMP Trust 2006-HE1
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                              GSAMP Trust 2006-HE3
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                              GSAMP Trust 2006-HE4
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                              GSAMP Trust 2006-HE5
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                              GSAMP Trust 2006-S3
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                         Home Equity Asset Trust 2006-1
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                         Home Equity Asset Trust 2006-3
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                         Home Equity Asset Trust 2006-4
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                         Home Equity Asset Trust 2006-5
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                         Home Equity Asset Trust 2006-6
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                    Home Equity Mortgage Trust Series 2006-1
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                       Home Equity Mortgage Series 2006-2
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                J.P. Morgan Mortgage Acquisition Corp. 2006-ACC1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-CW1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-CW2
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                J.P. Morgan Mortgage Acquisition Corp. 2006-FRE1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2
--------------------------------------------------------------------------------
                J.P. Morgan Mortgage Acquisition Corp. 2006-HE1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-HE2
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                J.P. Morgan Mortgage Acquisition Corp. 2006-NC1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-NC2
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                J.P. Morgan Mortgage Acquisition Corp. 2006-RM1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-WC3
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                J.P. Morgan Mortgage Acquisition Corp. 2006-WF1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-WMC1
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                J.P. Morgan Mortgage Acquisition Corp. 2006-WMC2
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                   Morgan Stanley Mortgage Loan Trust 2006-11
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                  Morgan Stanley Mortgage Loan Trust 2006-1AR
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                   Morgan Stanley Mortgage Loan Trust 2006-2
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                  Morgan Stanley Mortgage Loan Trust 2006-3AR
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                  Morgan Stanley Mortgage Loan Trust 2006-5AR
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                  Morgan Stanley Mortgage Loan Trust 2006-6AR
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                   Morgan Stanley Mortgage Loan Trust 2006-7
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                  Morgan Stanley Mortgage Loan Trust 2006-8AR
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                  Morgan Stanley Mortgage Loan Trust 2006-9AR
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                    Nationstar Home Equity Loan Trust 2006-B
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                  Opteum Mortgage Acceptance CORP Trust 2006-1
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                  Opteum Mortgage Acceptance CORP Trust 2006-2
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 Origen Manufactured Housing Contract Trust Collateralized Notes/Series 2006-A
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